Summary of Convertible Notes (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025
Debt
Face value of the CP BF convertible notes	$ 8,759	$ 8,759
Debt premium, net
Carrying value of the CP BF convertible notes	8,759	8,759
Accrued interest	1,752	1,558
Prepayments made	(5,012)	(5,012)
Conversions	(382)	(382)
Total CP BF convertible notes and accrued interest	$ 5,117	$ 4,923